EXHIBIT 10.7

                               SECURITY AGREEMENT

                          DATED AS OF JANUARY 27, 1999

                                 BY AND BETWEEN

                         LOUISIANA CASINO CRUISES, INC.

                                       AND

                      U. S. BANK TRUST NATIONAL ASSOCIATION

                                   AS TRUSTEE



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                                TABLE OF CONTENTS

SECTION                                                                           PAGE
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
SECTION 1.        Grant of Security.................................................1

SECTION 2.        Security for Obligations..........................................3

SECTION 3.        Company Remains Liable............................................4

SECTION 4.        Delivery of Security Collateral and Account Collateral............4

SECTION 5.        Maintaining the Collateral Account................................4

SECTION 6.        Intentionally Omitted.............................................4

SECTION 7.        Investing of Amounts in the Collateral Account....................5

SECTION 8.        Release of Amounts................................................5

SECTION 9.        Representations and Warranties....................................5

SECTION 10.       Certain Covenants.................................................7

SECTION 11.       Insurance.........................................................9

SECTION 12.       Place of Perfection; Records; Collection of Receivables..........10

SECTION 13.       Voting Rights; Dividends; Etc....................................10

SECTION 14.       As to the Assigned Agreements....................................12

SECTION 15.       Payments Under the Assigned Agreements...........................13

SECTION 16.       Transfers and Other Liens; Pledged Shares........................13

SECTION 17.       Trustee Appointed Attorney-in-Fact...............................13

SECTION 18.       Trustee May Perform..............................................14

SECTION 19.       The Trustee's Duties.............................................14

SECTION 20.       Remedies.........................................................14

                                       ii


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SECTION 21.       Registration Rights..............................................16

SECTION 22.       Regulatory Matters...............................................17

SECTION 23.       Indemnity and Expenses...........................................18

SECTION 24.       Security Interest Absolute.......................................19

SECTION 25.       Amendments; Waivers; Etc.........................................20

SECTION 26.       Addresses for Notices............................................20

SECTION 27.       Continuing Security Interest; Assignment Under the Indenture.....20

SECTION 28.       Release and Termination..........................................20

SECTION 29.       Gaming Laws......................................................21

SECTION 30.       The Mortgages....................................................21

SECTION 31.       Governing Law; Terms.............................................21

SECTION 32.       Execution in Counterparts........................................21

SECTION 33.       Interaction with Indenture.......................................21

Schedule I        -        Assigned Agreements
Schedule II       -        Locations of Equipment and Inventory
Schedule III      -        Trade Names
Schedule IV       -        Deposit Accounts
Exhibit A         -        Form of Deposit Account Letter
Exhibit B         -        Form of Consent and Agreement

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                               SECURITY AGREEMENT

         SECURITY AGREEMENT dated as of January 27, 1999 made by and between LOUISIANA CASINO CRUISES, INC., a Louisiana corporation, with an office at 1717 River Road North, Baton Rouge, Louisiana 70802 (the "COMPANY") and U.S. BANK TRUST NATIONAL ASSOCIATION, as trustee (in such capacity, together with any successor appointed pursuant to Section 7.8 of the Indenture, the "TRUSTEE") for the holders (the "HOLDERS") under an Indenture dated as of January 27, 1999 (such Indenture, as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "INDENTURE") . Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Indenture.

         PRELIMINARY STATEMENTS:

                  (1) The Company has entered into the Indenture pursuant to which the Company will issue up to $55,000,000 of 11% Senior Secured Notes Due 2005 (the "NOTES") .

                  (2) The Company has opened a collateral account (the "COLLATERAL ACCOUNT") with U.S. Bank Trust National Association, Account No. ______________, in the name of Louisiana Casino Cruises, Inc. but under the sole dominion and control of the Trustee and subject to the terms of this Agreement (on the date hereof, the balance in the Collateral Account is $0).

                  (3) It is a condition precedent to the execution of the Indenture by the Trustee and the purchase of the Notes by the Holders that the Company shall have granted to the Trustee the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises, the Company hereby agrees with the Trustee for its benefit and the ratable benefit of the Holders as follows:

         SECTION 1. GRANT OF SECURITY. The Company hereby assigns and pledges to the Trustee for its benefit and the ratable benefit of the Holders, and hereby grants to the Trustee for its benefit and the ratable benefit of the Holders a security interest in, the collateral described in paragraphs (a), (b), (c), (d),
(e), (f) and (g) of this Section 1 (collectively, the "COLLATERAL"):

                  (a) all of the Company's right, title and interest, whether now owned or hereafter acquired, in and to (i) all equipment in all of its forms, wherever located (other than any gaming equipment that was acquired with the proceeds of Indebtedness provided by one or more lenders that are not Affiliates of the Company and is or at the time of its acquisition becomes subject to a perfected security interest in such gaming equipment (the "EXCLUDED GAINING EQUIPMENT"), now or hereafter existing (including, but not limited to, security and surveillance equipment, cash registers, telephone, facsimile and other communications equipment, chairs, desks, cabinets and other furniture), all furniture, fixtures and all parts thereof and all accessions thereto and (ii) the vessel

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         Casino Rouge (Official Number 1027353), together with all boilers, engines, machinery, masts, spars, sails, boats, anchors, cables, chains, rigging, tackle, apparel and fittings relating thereto (any and all such equipment, furniture, fixtures, parts and accessions being the "EQUIPMENT");

                  (b) all of the Company's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all food, beverages, linens and other hotel supplies, glasses, china and other restaurant supplies and all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which the Company has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Company has an interest or right as consignee) and (iii) goods that are returned to or repossessed by the Company), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

                  (c) all of the Company's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts (including the deposit accounts listed on Schedule IV hereto), general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations, but excluding any gaming license issued by the State of Louisiana or any subdivision or agency thereof to the extent granting of a security interest in such gaming license would violate applicable governing law (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in paragraph (e) or (f) of this Section 1, being the "RECEIVABLES", and any and all such leases, security agreements and other contracts being the "RELATED CONTRACTS");

                  (d) all of the Company's right, title and interest in and to each of the agreements listed on Schedule I hereto, as such agreements may be amended, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of the Company to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Company to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) any claims of the Company for damages arising out of or for breach of or default under one or more of the Assigned Agreements and (iv) all rights of the Company to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

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                  (e) all of the following (collectively, the "ACCOUNT
         COLLATERAL"):

                           (i) the Collateral Account, all funds held therein
                  and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account;

                           (ii) Collateral Investments (as hereinafter defined)
                  from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                           (iii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee for or on behalf of the Company, in substitution for or in addition to any or all of the then existing Account Collateral; and

                           (iv) all interest, dividends, cash, instruments and
                  other property and assets from time to time received, receivable or otherwise-distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                  (f) any and all shares of stock of, or other equity interests in, any Restricted Subsidiary or any other Person owned, as of the date hereof, or from time to time acquired by the Company in any manner after the date hereof (the "PLEDGED SHARES"), the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (the "SECURITY COLLATERAL"); and

                  (g) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in paragraphs (a) - (f) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all obligations of the Company now or hereafter existing under or with respect to the Notes, the Indenture or any of the Security Documents, whether for principal, premium, interest, fees, expenses or otherwise (all such obligations being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Company to the Trustee or the Holders under or with respect to the Notes, the Indenture or the Security Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

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         SECTION 3. COMPANY REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Company shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Trustee of any of the rights hereunder shall not release the Company from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) neither the Trustee nor any Holder shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Trustee or any Holder be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. DELIVERY OF SECURITY COLLATERAL AND ACCOUNT COLLATERAL. All certificates or instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee. The Trustee shall have the right, at any time and without notice to the Company, to transfer to or to register in the name of the Trustee or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in Section 13(a) hereof. In addition, the Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Account Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 5. MAINTAINING THE COLLATERAL ACCOUNT. So long as any Secured Obligation shall remain unpaid and until such time as the Indenture shall have been satisfied and discharged in accordance with Section 8.1 thereof:

                  (a) The Company will maintain the Collateral Account with the Trustee.

                  (b) It shall be a term and condition of the Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account and except as otherwise provided in Sections 8 and 20 hereof, that no amount (including interest on Collateral Investments, as hereinafter defined) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Company or any other Person from the Collateral Account.

The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

         SECTION 6. Intentionally Omitted.

         SECTION 7. INVESTING OF AMOUNTS IN THE COLLATERAL ACCOUNT. The Trustee will upon receipt of the written instructions of the Company from time to time, subject to Sections 8 and 20

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hereof, (a) invest amounts on deposit in the Collateral Account in such marketable securities in the name of the Trustee as the Company may select and
(b) invest interest paid on the marketable securities referred to in clause (a) above, and reinvest other proceeds of any such marketable securities that may mature or be sold in the name of the Trustee as the Company may select (the marketable securities referred to in clauses (a) and (b) above being, collectively, "COLLATERAL INVESTMENTS"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided in the immediately preceding sentence shall be deposited and held in the Collateral Account.

         SECTION 8. RELEASE OF AMOUNTS. Subject to Section 20 hereof, amounts held in the Collateral Account shall be released only in accordance with the terms and conditions of Section 11.4 of the Indenture.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. The Company represents, warrants and agrees for itself and its Collateral as follows:

                  (a) LOCATION OF COMPANY AND COLLATERAL, ETC. All of the Equipment and Inventory is located at one or more of the places specified in Schedule II hereto. The principal place of business of the Company or, if the Company has more than one place of business, the chief executive office of the Company and the office where the Company keeps its records concerning its Receivables, copies of each Assigned Agreement to which it is a party and copies of all chattel paper that evidence Receivables, are located, in each case, at the address listed below the name of the Company on the signature page hereof. Copies of each Assigned Agreement (certified by the Secretary of the Company to be true and complete) and originals of all chattel paper that evidence Receivables have been delivered to the Trustee. None of the Receivables or the Agreement Collateral is evidenced by a promissory note, chattel paper or other instrument, except for promissory notes, chattel paper or other instruments that have been delivered to the Trustee pursuant to the terms of this Agreement.

                  (b) OWNERSHIP OF COLLATERAL. The Company is the legal and beneficial owner of the Collateral in which it is granting a security interest free and clear of any Lien, except for (i) Liens created hereunder in favor of the Trustee and (ii) Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Trustee relating to this Agreement. The Company has exclusive possession and control of the Equipment and Inventory. All of the trade names of the Company are listed below its name on Schedule III hereto.

                  (c) AGREEMENT COLLATERAL. The Assigned Agreements, copies of which (certified by the Secretary of the Company to be true and complete) have been furnished to the Trustee, have been duly authorized, executed and delivered by (i) the Company and (ii) to the knowledge of the officers and directors of the Company, each other party

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         thereto, have not been amended, supplemented or otherwise modified except as set forth on Schedule I hereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws affecting enforcement of creditors' rights generally from time to time in effect and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). There exists no default under any Assigned Agreement by (i) the Company and (ii) to the knowledge of the officers and directors of the Company, each other party thereto. Each party to each Assigned Agreement other than the Company has executed and delivered to the Company a consent, in substantially the form of Exhibit B hereto, to the assignment of the Agreement Collateral to the Trustee pursuant to this Agreement.

                  (d) VALID AND PERFECTED PRIORITY SECURITY INTEREST. This Agreement and the pledge and assignment of the Collateral pursuant hereto create, a valid and perfected first priority security interest in the Collateral, enforceable against all third parties and securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable and requested by the Trustee prior to the date hereof to create, perfect and protect such security interest have been duly made or taken or will be duly made or taken on or immediately after the Issue Date.

                  (e) THIRD PARTY AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required for:

                           (i) the grant by the Company of the assignment and
                  security interest granted hereby, for the pledge by the Company of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by the Company, or

                           (ii) the perfection or maintenance of the pledge,
                  assignment and security interest created hereby (including the first priority nature thereof), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed, and

                           (iii) the exercise by the Trustee of its voting or
                  other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

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                  (f) INVENTORY. All Inventory produced by the Company has been produced by the Company in compliance with all requirements of the Fair Labor Standards Act.

                  (g) ASSETS INCLUDED IN COLLATERAL. The Collateral (together with the property and assets of the Company subject to other Security Documents) consists of all of the property and assets owned by the Company or any of its Subsidiaries other than Excluded Gaming Equipment. The Collateral includes all property and assets other than Excluded Gaming Equipment necessary to operate the business of the Company and its Subsidiaries in the same manner as such business is conducted on the date hereof and as such business is intended to be conducted.

                  (h) FEDERAL IDENTIFICATION NUMBER. The Company's federal tax identification number is 72-1196619 and the Company shall not change such number, except upon at least 30 days' prior written notice to the Trustee and upon the taking or causing to be taken at the Company's expense such actions as may be reasonably requested by the Trustee.

         SECTION 10. CERTAIN COVENANTS. So long as any Secured Obligation shall remain unpaid and until such time as the Indenture shall have been satisfied and discharged in accordance with Section 8.1 thereof, the Company will:

                  (a) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with the Employment Retirement Income Security Act of 1974, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

                  (b) PAYMENT OF TAXES, ETC. To the extent required under,
         Section 4.5 of the Indenture pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon it or upon the Collateral and (ii) all lawful claims that, if unpaid, might by law become a Lien upon the Collateral.

                  (c) LOCATION OF EQUIPMENT AND INVENTORY. Keep all Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(a) hereof or, upon 30 days' prior written notice to the Trustee, at such other places in a jurisdiction where all action required by Section 10(h) hereof shall have been taken with respect to such Equipment and Inventory.

                  (d) MAINTENANCE OF EQUIPMENT. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all Equipment in which the Company is granting a security interest in accordance with, and to the extent required under, Section 4.15 of the Indenture.

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                  (e) PRODUCTION OF INVENTORY. Produce, and cause each of its
         Subsidiaries to produce, all Inventory in compliance with all requirements of the Fair Labor Standards Act.

                  (f) VISITATION RIGHTS. Permit the Trustee (at the Company's expense) or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of its Subsidiaries with any of their officers or directors and with their independent public accountants.

                  (g) LIMITATION ON ACCOUNTS. Not maintain, or permit any of its Subsidiaries to maintain, any deposit accounts other than the Collateral Account, the deposit accounts set forth on Schedule IV hereto or such other accounts to the extent that the bank maintaining any such account shall have delivered to the Trustee a deposit account letter substantially in the form of Exhibit A hereto.

                  (h) FURTHER ASSURANCES. From time to time at the sole expense of the Company, (i) promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral, including, without limitation:

                           (A) marking conspicuously each document included in
                  the Inventory, each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and, at the request of the Trustee, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Trustee, indicating that such document, chattel paper, Related Contract or Assigned Agreement is subject to the security interest granted hereby;

                           (B) if any Collateral shall be evidenced by a
                  promissory note or other instrument (other than a draft or check received in the ordinary course of business) or chattel paper, delivering and pledging to the Trustee hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Trustee;

                           (C) executing and filing such financing or
                  continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Trustee may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby; and

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                           (D) causing each Restricted Subsidiary (each a
                  "COLLATERAL GRANTOR" and, collectively, the "COLLATERAL GRANTORS") to enter into a supplement to this Agreement or a security agreement (either of which shall become a part of this Agreement upon its execution), in either case substantially in the form of this Agreement and providing the Trustee with a security interest in the assets of such Collateral Grantor substantially similar to the security interest in the Collateral granted herein by the Company to the Trustee; and

                  (ii) furnish to the Trustee statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Trustee may reasonably request, all in reasonable detail.

         The Company hereby authorizes the Trustee (at the Company's expense) to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Company where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         SECTION 11. INSURANCE. (a) The Company shall, at its own expense, maintain insurance with respect to any Equipment and Inventory in which it is granting a security interest with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Trustee and the Company as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $100,000 per occurrence) to be paid directly to the Trustee; it is acknowledged that any such payments received by the Trustee that are not related to an Event of Loss will be promptly endorsed or otherwise paid by the Trustee to the Company. Each such policy shall in addition (i) name the Company and the Trustee as insured parties thereunder (without any representation or warranty by or obligation upon the Trustee) as their interests may appear, (ii) provide that there shall be no recourse against the Trustee for payment of premiums or other amounts with respect thereto and (iii) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Trustee by the insurer. The Company shall, if so requested by the Trustee, deliver to the Trustee original or duplicate policies of such insurance and, as often as the Trustee may reasonably request, a report of a reputable insurance broker with respect to such insurance. Furthermore, the Company shall, at the request of the Trustee, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10(h) hereof and cause the insurers to acknowledge notice of such assignment.

                  (b) Reimbursement under any liability insurance maintained by the Company pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or

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         Inventory, the Company shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory to the extent required by Section 4.15 of the Indenture, and any proceeds of insurance maintained by the Company pursuant to this Section 11 shall be paid to the Company as reimbursement for the costs of such repairs or replacements pursuant to Section 11.4 of the Indenture.

         SECTION 12. PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES.
(a) The Company shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral, and copies of any Assigned Agreements and copies of all chattel paper that evidence Receivables, at the location therefor specified in Section 9(a) hereof, or upon 30 days' prior written notice to the Trustee, at such other locations in a jurisdiction where all actions required by Section 10 (h) hereof shall have been taken with respect to the Collateral. The Company will hold and preserve such records, Assigned Agreements and chattel paper and will permit representatives of the Trustee (at the Company' s expense) at any time during normal business hours to inspect and make copies of and abstracts from such records and chattel paper.

                  (b) Except as otherwise provided in this subsection (b), the Company shall continue to collect, at its own expense, all amounts due or to become due the Company under the Receivables. In connection with such collections, the Company may take (and, at the Trustee's direction, shall take) such action as the Company or the Trustee may deem reasonable, necessary or advisable to enforce collection of the Receivables; PROVIDED, HOWEVER, that the Trustee shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to the Company of its intention to do so, to notify the obligors under any Receivables of the assignment of such Receivables to the Trustee and to direct such obligors to make payment of all amounts due or to become due to the Company thereunder directly to the Trustee and, upon such notification and at the expense of the Company, to enforce collection of any such Receivables, and to adjust, settle or compromise (on reasonable terms) the amount or payment thereof, in the same manner and to the same extent as the Company might have done. After receipt by the Company of the notice from the Trustee referred to in the proviso to the immediately preceding sentence, (i) all amounts and proceeds (including instruments) received by the Company in respect of the Receivables shall be received in trust for the benefit of the Trustee hereunder, shall be segregated from other property and funds of the Company and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary indorsement) and shall be deposited in the Collateral Account and, thereafter, applied in accordance with Section 20 (b) hereof and (ii) the Company shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

         SECTION 13. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) The Company shall be entitled to exercise or
                  refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; PROVIDED, HOWEVER, that the Company shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                           (ii) The Company shall be entitled to receive and
                  retain any and all dividends, distributions and interest paid in respect of the Security Collateral; PROVIDED, HOWEVER, that any and all

                                    (A) dividends and interest paid or payable
                           other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for any Security Collateral,

                                    (B) dividends and other distributions paid
                           or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (C) cash paid, payable or otherwise
                           distributed in respect of principal of, or in redemption of or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Trustee to hold as, Security Collateral and shall, if received by the Company, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of the Company and be forthwith delivered to the Trustee as Security Collateral in the same form as so received (with any necessary endorsement). The Company shall, upon request of the Trustee, promptly execute such documents and do such acts as may be necessary or advisable to give effect to this paragraph (ii).

                           (iii) Upon not less than ten Business Days' prior
                  notice, accompanied by an Officer's Certificate to the effect that any and all conditions under this Agreement have been met, the Trustee shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other consensual rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, distributions or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) All rights of the Company (A) to exercise or
                  refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to
                  Section 13(a)(i) hereto shall, upon notice to the Company by the Trustee, cease and (B) to receive the dividends, distributions and interest payments that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) hereto shall automatically cease, and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, distributions and interest payments.

                           (ii) All dividends, distributions and interest
                  payments that are received by the Company contrary to the provisions of Section 13(b)(i) shall be received in trust for the benefit of the Trustee, shall be segregated from other property and funds of the Company and shall be forthwith paid over to the Trustee as Security Collateral in the same form as so received (with any necessary endorsement).

         SECTION 14. AS TO THE ASSIGNED AGREEMENTS. (a) The Company shall, at its own expense:

                           (i) perform and observe all the terms and provisions
                  of each Assigned Agreement to be performed or observed by it, maintain each such Assigned Agreement in full force and effect on its part, enforce each such Assigned Agreement in accordance with its terms and take all such action to such end as may be from time to time reasonably requested by the Trustee; and

                           (ii) furnish to the Trustee promptly upon the
                  Trustee's request therefor copies of all notices, requests and other documents received by the Company under or pursuant to the Assigned Agreements, and from time to time (A) furnish to the Trustee such information and reports regarding the Collateral as the Trustee may reasonably request and (B) upon request of the Trustee make to each other party to any Assigned Agreement such demands and requests for information and reports or for action as the Company is entitled to make thereunder.

                  (b) Except as otherwise expressly permitted pursuant to the Indenture, the Company shall not cancel or terminate, or consent or accept any cancellation or termination of, any Assigned Agreement, or enter into any amendment to any Assigned Agreement to which it is a party, or grant any consent or waiver from any of the terms thereof, except amendments, waivers or consents for certain specified purposes, including, among other things, (i) curing ambiguities, defects or inconsistencies, (ii) making any change that does not adversely affect the rights of any Holder or (iii) mortgaging, pledging or granting a security interest in favor of the Company as additional security for the payment and performance of the Secured Obligations in any property or assets (including any additional collateral that is required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted, pursuant to such Assigned Agreement or otherwise).

         SECTION 15. PAYMENTS UNDER THE ASSIGNED AGREEMENTS. Notwithstanding that all payments under the Assigned Agreements shall be made in accordance with their terms so long as no Event of Default has occurred and is continuing, the Company agrees, and has effectively so instructed each other party to each Assigned Agreement that, upon the occurrence and during the continuation of an Event of Default, all payments due or to become due under or in connection with such Assigned Agreement shall be received in trust for the benefit of the Trustee hereunder, shall be segregated from other property and funds of the Company and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and, thereafter, applied by the Trustee in accordance with Section 20(b) hereof.

         SECTION 16. TRANSFERS AND OTHER LIENS; PLEDGED SHARES. (a) Except as otherwise expressly permitted pursuant to the Indenture, the Company shall not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the pledge, assignment and security interest created by this Agreement and Permitted Liens.

                  (b) The Company shall (i) cause each of its Restricted Subsidiaries not to issue any stock or other equity securities, except to the Company or as otherwise permitted under the Indenture, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity securities of each of its Subsidiaries or any other Person to the Trustee, except as otherwise permitted under the Indenture.

         SECTION 17. TRUSTEE APPOINTED ATTORNEY-IN-FACT. The Company hereby irrevocably appoints the Trustee its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time, to take any action and to execute any instrument necessary to accomplish the purposes of this Agreement (subsequent to an Event of Default subject to the rights of the Company under Section 12 hereof), including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Trustee pursuant to Section 11 hereof,

                  (b) to ask for, demand, collect, sue for, recover, compromise (on reasonable terms), receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

                  (d) to file any claims or take any action or institute any proceedings necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or any other agreements that are part of the Collateral, or the rights of the Trustee with respect to any of the Collateral.

         SECTION 18. TRUSTEE MAY PERFORM. If the Company fails to perform any agreement contained herein, the Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Trustee incurred in connection therewith shall be payable by the Company under Section 23(b) hereof.

         SECTION 19. THE TRUSTEE'S DUTIES. The powers conferred on the Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Trustee or any Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

         SECTION 20. REMEDIES. If any Event of Default under the Indenture shall have occurred and be continuing:

                  (a) The Trustee may exercise in respect of the collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of Louisiana at such time (the "LOUISIANA UNIFORM COMMERCIAL CODE") (whether or not the Louisiana Uniform Commercial Code applies to the affected collateral) and also may (i) require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Trustee forthwith, assemble all or part of the Collateral as directed by the Trustee and make it available to the Trustee at a place to be designated by the Trustee that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Trustee may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Trustee as Collateral and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may be held by the Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Trustee pursuant to Section 23(b) hereof), in whole or in part, by the Trustee for the ratable benefit of the Holders against, all or any part of the Secured Obligations in such order as is set forth in Section 6.10 of the Indenture. Any surplus of such cash or cash proceeds held by the Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) The Trustee may exercise any and all rights and remedies of the Company under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Company to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

                  (d) All payments received by the Company under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Trustee, shall be segregated from other property and funds of the Company and shall be forthwith paid over to the Trustee in the same form as so received (with any necessary indorsement).

                  (e) The Trustee may, without notice to the Company except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against the Collateral Account or any part thereof.

                  (f) The following provisions shall apply if the remedies indicated are governed by the laws of Louisiana. The Trustee shall have the right to cause the Collateral to be seized and sold under Louisiana executory or ordinary process, at the Trustee's sole option, without appraisement, appraisement being hereby expressly waived, as an entirety or in portions as the Trustee may determine, to the highest bidder for cash, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. For purposes of Louisiana executory process procedures, the Company acknowledges the Secured Obligations and does hereby confess judgment in favor of the Trustee and the Holders for the full amount of the Secured Obligations. Any and all declarations of fact made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. The Company hereby expressly waives: (a) the benefit of appraisement as provided for in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring such benefits; (b) the demand and three (3) days delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721;
         (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three (3) days delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723; and (f) the benefit of the provisions of any other articles of the Louisiana Code of Civil Procedure not specifically mentioned above. In the event the Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, the Company and the Trustee agree that the court issuing any such order shall, if petitioned for by the Trustee, direct the applicable sheriff to appoint as a keeper of the Collateral, the Trustee or any agent designated by the Trustee or any person named by the Trustee at the time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5136 through 9:5140.2, inclusive, and the Trustee shall be entitled to all the rights and benefits afforded thereunder as the same may be amended. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Mortgaged Property, an amount equal to $500 per day. The designation of keeper made herein shall not be deemed to require the Trustee to provoke the appointment of such a keeper.

         SECTION 21. REGISTRATION RIGHTS. If the Trustee shall determine to exercise its right to sell all or any of the Security Collateral pursuant to
Section 20 hereof, the Company agrees that, upon request of the Trustee, it will, at its own expense:

                  (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary to: (i) register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), (ii) cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and (iii) make all amendments and supplements thereto and to the related prospectus that are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Commission applicable thereto;

                  (b) use its best efforts to qualify the Security Collateral under the state securities or "blue sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Trustee;

                  (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

                  (d) provide the Trustee with such other information and projections as may be reasonably necessary or advisable to enable the Trustee to effect the sale of such Security Collateral; and

                  (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Trustee is authorized, in connection with any sale of the Security Collateral pursuant to Section 20 hereof, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) any information and projections provided to it pursuant to clause (d) above and (iii) any other material information in its possession relating to the Security Collateral.

         The Company acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Trustee or the Holders by reason of the failure by the Company to perform any of the covenants contained in this Section 21 and, consequently, agrees that, if the Company shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Trustee shall demand compliance with this Section 21.

         SECTION 22. REGULATORY MATTERS. (a) The Company shall take, and shall cause each issuer of any of the Pledged Shares to take, all action that the Trustee may request in the exercise of its rights and remedies hereunder, which includes the right to require the Company or any issuer of any of the Pledged Shares to transfer or assign the Pledged Shares to any party or parties. In furtherance of this right, the Company shall, and shall cause each issuer of the Pledged Shares, (i) to cooperate fully with the Trustee in obtaining all approvals and consents from each Governmental Authority that the Trustee may deem necessary or advisable to accomplish any such transfer or assignment of any part of the Pledged Shares and (ii) to prepare, execute and file with any Governmental Authority any application, request for consent, certificate or instrument that the Trustee may deem necessary or advisable to accomplish any such transfer or assignment of any part of the Pledged Shares; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not otherwise so subject. If the Company fails to execute, or fails to cause each issuer or owner of the Pledged Shares to execute, such applications, requests for consent, certificates or instruments, the clerk of any court that has jurisdiction over the Security Documents may execute and file the same on behalf of the Company.

                  (b) To enforce the provisions of this Section 22, the Trustee is authorized to request the consent or approval of any Governmental Authority to a voluntary or an involuntary transfer of control of any issuer of any of the Pledged Shares. In connection with the exercise of its remedies under this Agreement, the Trustee may obtain the appointment of a trustee or receiver to assume, upon receipt of all necessary judicial or other Governmental Authority consents or approvals, control of any issuer of any of the Pledged Shares. Such trustee or receiver shall have all rights and powers provided to it by law or by court order or provided to the Trustee under this Agreement.

                  (c) Notwithstanding anything to the contrary contained in this
         Agreement:

                           (i) the Trustee will not take any action hereunder
                  that would constitute or result in any transfer of control of any issuer of any of the Pledged Shares without obtaining all necessary Governmental Authority approvals; PROVIDED that the Trustee and the Holders shall be entitled to rely on the advice of regulatory counsel selected by the Trustee to determine whether approvals of any Governmental Authority are required; and

                           (ii) the Trustee shall not foreclose on, sell,
                  transfer or otherwise dispose of, or exercise any right to vote or consent with respect to, any of the Pledged Shares as provided herein or take any other action that would affect the operational, voting or other control of the issuer of any Pledged Shares, unless such action is taken in accordance with the applicable provisions of the Louisiana Act; PROVIDED that the Trustee and the Holders shall be entitled to rely on the advice of regulatory counsel selected by, the Trustee to determine compliance with applicable provision of the Louisiana Act.

                  (d) The Company acknowledges that the approval of each appropriate Governmental Authority to the transfer of control of an issuer of Pledged Shares may be required, that the ownership thereof is integral to the Trustee's realization of the value of such Pledged Shares, that there is no adequate remedy at law for failure by the Company to comply with the provisions of this Section 22 and that such failure could not be adequately compensable in damages and, therefore, the Company agrees that the provisions of this Section 22 may be specifically enforced.

         SECTION 23. INDEMNITY AND EXPENSES. (a) The Company agrees to indemnify the Trustee from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Trustee's gross negligence or bad faith as determined by a final judgment of a court of competent jurisdiction. The indemnification of the Trustee set forth in the immediately preceding sentence is cumulative and not exclusive of any indemnity of the Trustee set forth in the Indenture or provided for under the TIA.

                  (b) The Company will pay upon demand to the Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Trustee or the Holders hereunder or (iv) the failure by the Company to perform or observe any of the provisions hereof, and all amounts so incurred by the Trustee shall be entitled to the benefits of Section 7.7 of the Indenture.

         SECTION 24. SECURITY INTEREST ABSOLUTE. The obligations of any Collateral Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against any Collateral Grantor to enforce this Agreement irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. All rights of the Trustee and the pledge, assignment and security interest hereunder, and all obligations of each Collateral Grantor hereunder, shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from the Indenture, including, without limitation, any increase in the Secured Obligations resulting from the issuance of additional Notes by the Company or any of its subsidiaries or otherwise;

                  (c) any taking, exchange, release or nonperfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Company or any of its subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Company or any of its subsidiaries; or

                  (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a third party grantor of a security interest.

         SECTION 25. AMENDMENTS; WAIVERS; ETC. No amendment or waiver of any provision of this Agreement, and no consent to departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Trustee to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof or consent thereto, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 26. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and, mailed (first class, postage prepaid), telegraphed, telecopied, telexed, cabled or delivered to the Company or to the Trustee, as the case may be, addressed to it at its address specified in the Indenture or below its signature line on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 26. All such notices and other communications shall, when mailed (first class, postage prepaid), telecopied, telegraphed, telexed or cabled, respectively, be effective when deposited in the mails, telecopied, delivered to the telegraph company confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

         SECTION 27. CONTINUING SECURITY INTEREST; ASSIGNMENT UNDER THE INDENTURE. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the date on which the Secured Obligations shall have been paid in full and the Indenture shall have been satisfied and discharged in accordance with Section 8.1 thereof, (b) be binding upon the Company, its successors and assigns and (c) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Holders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Holder may assign or otherwise transfer all or any portion of its rights and obligations under the Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise.

         SECTION 28. RELEASE AND TERMINATION. (a) On the date on which the Secured Obligations shall have been paid in full, or on which Legal Defeasance or Covenant Defeasance shall have occurred, and the Indenture shall have been satisfied and discharged in accordance with Article VIII thereof, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Trustee, at the Company's expense, will return to the Company such of the Collateral in its possession as shall not have been sold, transferred or otherwise applied pursuant to the terms of the Notes, the Indenture and the Security Documents, and will execute and deliver to the Company such documents prepared by the Company and delivered to the Trustee as the Company shall reasonably request to evidence such termination.

                  (b) Notwithstanding anything to the contrary contained herein, upon a release of any part of the Collateral pursuant to Section 11.04 of the Indenture, the Secured Party shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence such release, provided, however, that no part of the

         Collateral will be released except as expressly set forth in Section
         11.04 of the Indenture. Once any such Collateral is released, such Collateral shall be expressly excluded from and shall no longer be deemed Collateral under this Security Agreement and shall not be subject to any of the representations, covenants or obligations under this Security Agreement.

         SECTION 29. GAMING LAWS. Each of the provisions of this Agreement is subject to and shall be enforced in compliance with, the provisions of the Louisiana Act.

         SECTION 30. THE MORTGAGES. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to real property or leases of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

         SECTION 31. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Louisiana, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Louisiana. Unless otherwise defined herein or in the Indenture, terms used in Article 9 of the Uniform Commercial Code adopted by the State of Louisiana are used herein as therein defined.

         SECTION 32. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 33. INTERACTION WITH INDENTURE. Notwithstanding any other provision of this Security Agreement, the terms and provisions of this Security Agreement shall be subject and subordinate to the terms of the Indenture. To the extent that the Indenture provides the Company with a particular cure or notice period, or establishes any limitations or conditions on Trustee's actions with regard to a particular set of facts, the Company shall be entitled to the same cure periods and notice periods and Trustee shall be subject to the same limitations and conditions in place of the cure periods, notice periods, limitations and conditions provided for under the Indenture; provided, however, that such cure periods, notice periods, limitations and conditions shall not be cumulative as between the Indenture and this Security Agreement. In the event of any conflict or inconsistency between the provisions of this Security Agreement and those of the Indenture, including, without limitation, any conflicts or inconsistencies in any definitions herein or therein, the provisions or definitions of the Indenture shall govern.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.






                         LOUISIANA CASINO CRUISES, INC.

                         By:_____________________________
                         Name:
                         Title:

                         Address: 1717 River Road North
                                  Baton Rouge, Louisiana 70802

                         U. S. BANK TRUST NATIONAL ASSOCIATION

                         By:______________________________
                         Name:
                         Title:

                         Address: 180 East 5th Street
                                  St. Paul Minnesota  55101
                                  Attention: Corporate Trust Administration

                                   SCHEDULE I

                               ASSIGNED AGREEMENTS

1. Casino Consulting and Management Agreement, dated as of December 11, 1992, between the Company and Carnival Management Services, Inc., as amended by an amendment dated October 8, 1993. Carnival Management Services, Inc. is now CRC Holdings, Inc. d/b/a Carnival Resorts & Casinos.

                                   SCHEDULE II

                      LOCATIONS OF EQUIPMENT AND INVENTORY

1.       1717 River Road North
         Baton Rouge, Louisiana 70802

                                  SCHEDULE III

                  TRADE NAMES OF LOUISIANA CASINO CRUISES, INC.

1.       Casino Rouge

                                   SCHEDULE IV

                                DEPOSIT ACCOUNTS

                                                                 ACCOUNT
INSTITUTION                TYPE                                  NUMBER
-----------                ----                                  -------
Bank One                   Payroll                               79000648930
P.O. Box 3399              Operating                             79000648922
Baton Rouge, LA 70821      Lottery                               79000573000
                           Depository                            79000514942
                           Cage Disb.                            79000536628
                           Gaming License Disb.                  79000573868
                           Restricted Cash (Marquis Fund)        79000537144
                           Dental                                79000537020

Liberty Bank & Trust       Minority Donation                     2296799
7990 Scenic Highway
Baton Rouge, LA 70807

                                    EXHIBIT A

                         FORM OF DEPOSIT ACCOUNT LETTER

                                                         ________________, 199_

(NAME AND ADDRESS
OF DEPOSIT ACCOUNT BANK]

                         LOUISIANA CASINO CRUISES, INC.

Ladies and Gentlemen:

         Reference is made to account no._______________________ (the "PLEDGED ACCOUNT") into which certain moneys, instruments and other properties are deposited from time to time by Louisiana Casino Cruises, Inc. (the "COMPANY"). Pursuant to the Security Agreement dated as of January 27, 1999 (the "SECURITY AGREEMENT"), the Company has granted to U.S. Bank Trust National Association, as trustee (the "TRUSTEE") for the Holders referred to in the Indenture dated as of January 27, 1999 (the "INDENTURE") between the Company, the Subsidiary Guarantors referred to therein and the Trustee, a security interest in certain property of the Company, including, among other things, the following (the "ACCOUNT COLLATERAL"): (a) the Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Account; (b) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and (c) all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Trustee is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement.

         By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Agreement and confirm to the Trustee that the description of the Pledged Account set forth therein or on
Schedule IV of the Security Agreement is correct and that you have received no notice of any other pledge or assignment of the Pledged Account.

Further, you hereby agree with the Trustee that:

                  (a) Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the terms and conditions of the Security Agreement, will be maintained solely for the benefit of the Trustee, will be entitled "U.S. Bank Trust National Association, as Trustee, Re:
         Louisiana Casino Cruises, Inc." and will be subject to written instructions only from an officer of the Company unless and until such time as you receive written instructions from the Trustee of the occurrence and continuance of an Event of Default (as defined in Section 6.1 of the Indenture), in which case the Pledged Account shall be subject solely to the written instructions of the Trustee. In the event that such instructions shall conflict with any provision of this or any other Agreement regarding the Pledged Account, written instructions from the Trustee shall control.

                  (b) If any property subject hereto is at any time attached, garnished or levied upon under any order of a court of competent jurisdiction or if the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any such court order, or if any order, judgment or decree shall be made or entered by any court of competent jurisdiction affecting such property or any part thereof, then and in any of such events you are authorized, in your sole discretion, to rely upon and comply with any such order, writ, judgment or decree which you are advised by legal counsel of your own choosing is binding upon you and if you comply with any such order, writ, judgment or decree you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                  (c) All transfers referred to in paragraph (b) above shall be made by you irrespective of and without deduction for any counterclaim, defense, recoupment of set-off and shall be final, and you will not seek to recover from the Trustee or the Holders for any reason any such payment once made.

                  (d) The Trustee shall be entitled to exercise any and all rights of the Company in respect of the Pledged Account in accordance with the terms of this letter agreement and the Security Agreement, and you shall comply in all respects with such exercise.

         You shall not be personally liable for any act taken or omitted hereunder if taken or omitted by you in good faith and in the exercise of your own best judgment. You shall also be fully protected in relying upon any written notice, demand, certificate or document that you in good faith believe to be genuine.

         The Company hereby agrees to pay you reasonable compensation for your services and shall reimburse you for all reasonable out-of-pocket expenses (including, without limitation, reasonable compensation and expenses of your counsel).

         The Company also covenants to indemnify you for, and to defend you and hold you harmless against, any loss, liability or expense incurred without negligence or bad faith on your part, arising out of or in connection with the acceptance or administration of this letter agreement or the performance of its duties hereunder, including the costs and expenses of defending yourself against or investigating any claim or liability hereunder, except to the extent that any such loss, liability or expense was due to your negligence or bad faith.

         This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Trustee, the Holders and their successors, transferees and assigns. You may terminate this letter agreement only upon written notice to the Company and the Trustee; provided that you shall not be entitled to exercise such right to resign until the earlier of (a) the date upon which (i) the Company has established a new account with a successor bank on terms and conditions satisfactory to the Company and the Trustee and
(ii) such successor escrow bank shall have entered into a letter with the Company and the Trustee in substantially the same form as this letter agreement, or (b) 90 days from the date of the delivery of a notice of termination. Upon such termination, you shall close the Pledged Account and take such actions as are necessary to effectuate the transfer of the Pledged Account to the successor bank.

         This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

         This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

                                         Very truly yours,

                                         LOUISIANA CASINO CRUISES, INC.

                                         By:_____________________________
                                            Name:
                                            Title:

Acknowledged and
agreed to as of the date first
above written:

(NAME OF DEPOSIT ACCOUNT BANK]

By:____________________________
   Name:
   Title:

Receipt Acknowledged:

U.S. Bank Trust National Association, as Trustee

By:____________________________
   Name:
   Title:

                                    EXHIBIT B

                          FORM OF CONSENT AND AGREEMENT

         The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated as of January 27, 1999 (as amended or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) from Louisiana Casino Cruises, Inc. (the "COMPANY") to U. S. Bank Trust National Association, as trustee (the "TRUSTEE") for the Holders under the Indenture referred to in the Security Agreement, and hereby agrees with the Trustee that:

                  (a) The undersigned will make all payments to be made by it under or in connection with the Agreement dated ___________________, 19__ (the "ASSIGNED AGREEMENT") between the undersigned and the Company in accordance with the provisions of Section 15 of the Security Agreement.

                  (b) All payments referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Trustee or any Holder for any reason any such payment once made.

                  (c) The Trustee shall be entitled to exercise any and all rights and remedies of the Company under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

                  (d) The undersigned will not, without the prior written consent of the Trustee, (i) cancel or terminate the Assigned Agreement (other than in accordance with the terms of such Agreement), or (ii) amend or otherwise modify the Assigned Agreement, or (iii) make any prepayment of amounts to become due under or in connection with the Assigned Agreement, except as expressly provided therein.

         This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Holders and their successors, transferees and assigns. This Consent and Agreement shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

         IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:   _______________, 199_             [NAME OF OBLIGOR]

                                           By:____________________________
                                              Title: